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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 1997


                               I.C.H. Corporation
             (Exact name of registrant as specified in its charter)


               Delaware                    1-7697                43-6069928

     (State or other jurisdiction        (Commission           (IRS Employer
           of incorporation)            File Number)        Identification No.)



         500 North Akard Street
           Dallas, Texas  75201                        75201
   (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:   (214) 954-7111

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 3. Bankruptcy or Receivership.

     I.C.H. Corporation, a Delaware corporation (the "Corporation"), together with Care Financial Corporation ("CFC") and SWL Holding Corporation ("SWL"), each a Delaware corporation and a wholly owned subsidiary of the Corporation (the Corporation, CFC and SWL herein referred to collectively, as the "Debtors") filed voluntary petitions for relief with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code, Case No. 395-36351-RCM-11, on October 10, 1995. On February 7, 1997, the Bankruptcy Court entered an order confirming the Debtors' First Amended Joint Plan of Reorganization under Chapter 11 (the "Joint Plan"). The effective date of the Joint Plan is anticipated to occur on or about February 19, 1997 (the "Effective Date").

     Pursuant to the Joint Plan, certain assets constituting substantially all of the assets of the Corporation, along with all of the assets of CFC and SWL will be transferred to a liquidating trust (the "Trust") for the benefit of creditors of the Debtors. The Trust will liquidate the assets transferred to it and distribute the proceeds thereof to claimants of the Debtors pursuant to the terms of the Joint Plan. Holders of general unsecured claims against the Corporation will receive a beneficial interest in the proceeds of all assets of the Trust, which, following payment of or provision for all other claims as provided in Article II and Section 4.1(a) of the Joint Plan, will be distributed to the general unsecured claimants according to the procedures set forth in
Section 4.1(b) of the Joint Plan.

     The Corporation will retain certain designated assets, receive a $500,000 contribution pursuant to a third party settlement and will be owned by its existing preferred and common stockholders. On the Effective Date, all outstanding shares of preferred stock and common stock of the Corporation (collectively, the "Stock") will be cancelled, and the Corporation (hereinafter also referred to as "Reorganized ICH") will issue new common stock ("Common Stock") to holders of the cancelled Stock as follows:

     Preferred Stock. Record holders of preferred stock on the Effective Date will be entitled to receive, for each share of preferred stock held, 0.2 shares of Reorganized ICH Common Stock, rounded to the nearest whole number of shares; provided, however, that:

          (a) no distribution of Reorganized ICH Common Stock will be made with respect to any shares of preferred stock held by any beneficial holder who holds less than 14 shares of preferred stock and the interest of such beneficial holders in the Corporation represented by preferred stock will be reduced to zero (and record holders who are nominee holders for more than one such beneficial holder will not aggregate holdings of such beneficial holders for purposes of determining the distribution to which such record holders may be entitled);

          (b) any beneficial holder of preferred stock that holds, in the aggregate, between 14 and 650 shares of preferred stock (or that agrees to voluntarily reduce its interest in the Corporation represented by preferred stock to 650 shares of preferred stock), or any




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     record holder specifically  authorized by that beneficial holder, may elect at the time it transmits its preferred stock pursuant to a letter of transmittal to receive a single cash payment of $.36 per share of preferred stock in lieu of receiving shares of Reorganized ICH Common Stock; and

          (c) any beneficial holder of preferred stock, or any record holder specifically authorized by that beneficial holder, may agree in writing with the equity committee appointed pursuant to the Joint Plan prior to the Effective Date, or with Reorganized ICH on or after the Effective Date, to accept any lesser amounts of cash or Reorganized ICH Common Stock in full satisfaction of its interest in the Corporation represented by preferred stock.

     Common Stock. In exchange for and in full satisfaction of all interests in the Corporation related to common stock, record holders of common stock on the Effective Date will be entitled to receive, for each share of common stock held,
0.0269 shares of Reorganized ICH Common Stock, rounded to the nearest whole number of shares; provided, however, that:

          (a) no distribution of Reorganized ICH Common Stock will be made with respect to any shares of common stock held by any beneficial holder who holds less than 101 shares of common stock and the interest of such beneficial holders in the Corporation represented by common stock will be reduced to zero (and record holders who are nominee holders for more than one such beneficial holder will not aggregate holdings of such beneficial holders for purposes of determining the distribution to which such record holders may be entitled);

          (b) any beneficial holder of common stock that holds, in the aggregate, between 101 and 5,000 shares of common stock (or that agrees to voluntarily reduce its interest in the Corporation represented by common stock to 5,000 shares of common stock), or any record holder specifically authorized by that beneficial holder, may elect at the time it transmits its common stock pursuant to a letter of transmittal to receive a single cash payment of $.05 per share of common stock in lieu of receiving shares of Reorganized ICH Common Stock;

          (c) any beneficial holder of common stock, or any record holder specifically authorized by that beneficial holder, may agree in writing with the equity committee appointed pursuant to the Joint Plan prior to the Effective Date, or with Reorganized ICH on or after the Effective Date, to accept any lesser amounts of cash or Reorganized ICH Common Stock in full satisfaction of its interest in the Corporation represented by common stock.

     The number of shares of the Corporation currently issued and outstanding, the number of shares of Reorganized ICH Stock reserved for issuance pursuant to the Joint Plan, and the expected aggregate number of shares outstanding after implementation of the Joint Plan are as follows:

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Issued and outstanding common stock:                                  48,644,112

Issued and outstanding preferred stock:                                8,000,000

Common Stock reserved for issuance under the Joint Plan:                     (1)

Expected aggregate shares outstanding after  implementation         2,908,527(2)
of the Joint Plan:

---------------------------
(1) Total shares authorized are 9,000,000 common stock and 1,000,000 preferred stock. The total reserved and issued will depend upon the factors in note 2 below.

(2) Maximum number of shares of Reorganized ICH Common Stock that would be issued if all outstanding shares of Common and preferred stock were converted into shares of Reorganized ICH Common Stock at the rates specified above. Actual number will depend on (i) number of beneficial holders holding fewer than the minimum number of shares required to be entitled to receive Reorganized ICH Common Stock as specified above and
     (ii) number of beneficial holders who elect to receive cash in lieu of Reorganized ICH Common Stock.

     Information as to the assets and liabilities of the Corporation as of December 31, 1996, as filed with the Bankruptcy Court is contained in the Corporation's Monthly Operating Report for the Month Ending December 1996, filed as Exhibit 99 to the Corporation's Form 8-K which was filed with the Securities and Exchange Commission on February 3, 1997, and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

     2.1 First Amended Joint Plan of Reorganization Under Chapter 11 (incorporated by reference to Exhibit B to Exhibit 99.1 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on November 22, 1996).

     2.2 First Nonmaterial Modification to the First Amended Joint Plan of Reorganization Under Chapter 11.

     2.3 Letter to Robert T. Shaw, Henry W. Simon, Jr. and Russell L. Munsch agreeing to nonmaterial modification to the First Amended Joint Plan of Reorganization Under Chapter 11, as filed with the Bankruptcy Court.

     99.1 Order Confirming the First Amended Joint Plan of Reorganization under Chapter 11, as entered by the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, on February 7, 1997.

     99.2 Findings of Fact and Conclusions of Law in Support of Order Confirming First Amended Joint Plan of Reorganization Under Chapter 11.

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     99.3 Monthly  Operating  Report for the Month Ending  December 1996,  filed with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, Case No. 395-36351-RCM-11 (incorporated by reference to Exhibit 99 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 3, 1997).

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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               I.C.H. CORPORATION


Date:  February 18, 1997               By:/s/Susan A. Brown
                                          -----------------
                                          Susan A. Brown, Chairman of the
                                          Board, Director, Co-Chief Executive
                                          Officer, Chief Financial Officer and
                                          Treasurer

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                                Index to Exhibits



                                                                    Sequentially
Exhibit                                                               Numbered
Number  Description                                                     Pages
------  -----------                                                     -----

  2.1 First Amended Joint Plan of Reorganization Under Chapter 11 (incorporated by reference to Exhibit B to Exhibit 99.1 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on November 22, 1996).

  2.2   First Nonmaterial Modification to the First Amended Joint Plan
        of Reorganization Under Chapter 11.                                5

  2.3   Letter to Robert T. Shaw, Henry W. Simon, Jr. and Russell L.
        Munsch agreeing to nonmaterial modification to the First Amended Joint Plan of Reorganization Under Chapter 11, as filed with the
        Bankruptcy Court.                                                  4

  99.1 Order confirming the First Amended Joint Plan of Reorganization under Chapter 11, as entered by the United States Bankruptcy
        Court for the Northern District of Texas, Dallas Division, on
        February 7, 1997.                                                 39

  99.2 Findings of Fact and Conclusions of Law in Support of Order Confirming First Amended Joint Plan of Reorganization Under
        Chapter 11.                                                       49

  99.3 Monthly Operating Report for the Month Ending December 1996, filed with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, Case No. 395-36351-RCM-11 (incorporated by reference to Exhibit 99 to the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 3, 1997).